                                                             EXHIBIT (H)(12)(D)

                              AMENDMENT NO. 5 TO
                            PARTICIPATION AGREEMENT

   American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

       Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 5 be effective as of the 1st day of December, 2008 except as otherwise indicated in Schedule A hereto.

AMERICAN GENERAL LIFE INSURANCE COMPANY

                                         ATTEST:

By:     -----------------------------    By:     -----------------------------
Name:   -----------------------------    Name:   -----------------------------
Title:  -----------------------------    Title:  -----------------------------

                                                       (Corporate Seal)

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not individually,

By:     -----------------------------
Name:   -----------------------------
Title:  -----------------------------

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

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:     -----------------------------
Name:   -----------------------------
Title:  -----------------------------

PIONEER FUNDS DISTRIBUTOR, INC.
By its authorized officer,

By:     -----------------------------
Name:   -----------------------------
Title:  -----------------------------

                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
    (Effective as of December 1, 2008, except as otherwise indicated below)

        NAME OF SEPARATE                                                         PORTFOLIOS AND
        ACCOUNT AND DATE                       CONTRACTS FUNDED                  CLASS OF SHARES
ESTABLISHED BY BOARD OF DIRECTORS            BY SEPARATE ACCOUNT              AVAILABLE TO CONTRACTS
---------------------------------    -------------------------------------   -------------------------

AMERICAN GENERAL LIFE INSURANCE      PLATINUM INVESTOR VARIABLE              PIONEER FUND VCT
COMPANY SEPARATE ACCOUNT D,          ANNUITY                                 PORTFOLIO (CLASS I)
ESTABLISHED NOVEMBER 19, 1973                                                PIONEER GROWTH
                                                                             OPPORTUNITIES VCT
                                                                             PORTFOLIO (CLASS I)

AMERICAN GENERAL LIFE INSURANCE      PLATINUM INVESTOR IMMEDIATE             PIONEER MID CAP VALUE
COMPANY SEPARATE ACCOUNT D,          VARIABLE ANNUITY (EFFECTIVE AS OF       VCT PORTFOLIO (CLASS I)
ESTABLISHED NOVEMBER 19, 1973        MAY 1, 2006)

AMERICAN GENERAL LIFE INSURANCE      CORPORATE AMERICA VARIABLE LIFE         PIONEER GROWTH
COMPANY SEPARATE ACCOUNT             INSURANCE POLICIES /1/                  OPPORTUNITIES VCT
VL-R, ESTABLISHED MAY 6, 1997                                                PORTFOLIO (CLASS I)
                                                                             PIONEER MID CAP VALUE
                                                                             VCT PORTFOLIO (CLASS I)

AMERICAN GENERAL LIFE INSURANCE      PLATINUM INVESTOR I VARIABLE LIFE       PIONEER FUND VCT
COMPANY SEPARATE ACCOUNT             INSURANCE POLICIES                      PORTFOLIO (CLASS I)
VL-R, ESTABLISHED MAY 6, 1997                                                PIONEER GROWTH
                                     PLATINUM INVESTOR SURVIVOR VARIABLE     OPPORTUNITIES VCT
                                     LIFE INSURANCE POLICIES                 PORTFOLIO (CLASS I)

AMERICAN GENERAL LIFE INSURANCE      PLATINUM INVESTOR II VARIABLE LIFE      PIONEER FUND VCT
COMPANY SEPARATE ACCOUNT             INSURANCE POLICIES /2/                  PORTFOLIO (CLASS I)
VL-R, ESTABLISHED MAY 6, 1997                                                PIONEER GROWTH
                                     PLATINUM INVESTOR III VARIABLE LIFE     OPPORTUNITIES VCT
                                     INSURANCE POLICIES /2/                  PORTFOLIO (CLASS I)
                                                                             PIONEER MID CAP VALUE
                                     PLATINUM INVESTOR PLUS VARIABLE         VCT PORTFOLIO (CLASS I)
                                     LIFE INSURANCE POLICIES /2/

                                     PLATINUM INVESTOR SURVIVOR II
                                     VARIABLE LIFE INSURANCE POLICIES /2/

        NAME OF SEPARATE                                                         PORTFOLIOS AND
        ACCOUNT AND DATE                       CONTRACTS FUNDED                  CLASS OF SHARES
ESTABLISHED BY BOARD OF DIRECTORS            BY SEPARATE ACCOUNT             AVAILABLE TO CONTRACTS
---------------------------------    -------------------------------------   ------------------------

AMERICAN GENERAL LIFE INSURANCE      PLATINUM INVESTOR IV VARIABLE LIFE      PIONEER MID CAP VALUE
COMPANY SEPARATE ACCOUNT             INSURANCE POLICIES (EFFECTIVE AS OF     VCT PORTFOLIO (CLASS I)
VL-R, ESTABLISHED MAY 6, 1997        MAY 1, 2006)

                                     PLATINUM INVESTOR FLEXDIRECTOR
                                     VARIABLE LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF MAY 1, 2006)

                                     PLATINUM INVESTOR VIP VARIABLE
                                     LIFE INSURANCE POLICIES

                                     AIG CORPORATE INVESTOR
                                     VARIABLE LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF AUGUST 31, 2007)

                                     AIG INCOME ADVANTAGE VUL
                                     VARIABLE LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF OCTOBER 1, 2007)

                                     AIG PROTECTION ADVANTAGE VUL
                                     VARIABLE LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF FEBRUARY 1, 2008)

                                     AIG INCOME ADVANTAGE SELECT
                                     VARIABLE LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF SEPTEMBER 15, 2008)

                                     SURVIVOR ADVANTAGE
                                     JOINT AND LAST SURVIVOR FLEXIBLE
                                     PREMIUM VARIABLE UNIVERSAL LIFE
                                     INSURANCE POLICIES
                                     (EFFECTIVE AS OF DECEMBER 1, 2008)

                                     CORPORATE INVESTOR SELECT
                                     FLEXIBLE PREMIUM VARIABLE
                                     UNIVERSAL LIFE INSURANCE POLICIES
                                     (EFFECTIVE AS OF DECEMBER 1, 2008)

AMERICAN GENERAL LIFE INSURANCE      AMERICAN GENERAL SIGNATURE              PIONEER FUND VCT
COMPANY SEPARATE ACCOUNT             PRODUCTS                                PORTFOLIO (CLASS I)
VL-U LIS, ESTABLISHED                                                        PIONEER GROWTH
OCTOBER 19, 1998                                                             OPPORTUNITIES VCT
                                                                             PORTFOLIO (CLASS I)

/1/ Effective August 31, 2007, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.

/2/ Effective May 1, 2006, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.